                                                                  Exhibit 99.1

                         Form 3 Joint Filer Information

Name:                                  Diamondback E&P LLC

Address:                               500 West Texas, Suite 100, Midland,
                                       TX 79701

Date of Event Requiring Statement:    02/15/2023

Name:                                 Cottonmouth Ventures LLC

Address:                              500 West Texas, Suite 100, Midland,
                                      TX 79701

Date of Event Requiring Statement:    02/15/2023